United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 7, 2016

Date of Report (Date of earliest event reported)

CACHET FINANCIAL SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53925	27-2205650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18671 Lake Drive East Southwest Tech Center A Minneapolis, MN 55317	55317
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 698-6980

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

1.	On July 7, 2016, Cachet Financial Solutions, Inc. (the “Company”) entered into an amendment #3 to borrowing agreement with Michael J. Hanson, a director of the Company, in connection with a revolving line of credit note entered into by the parties on May 7, 2014 (as subsequently amended). Pursuant to that amendment, which is effective as of June 30, 2016, the parties agreed that the Company make interest-only payments on January 31, 2017 and not on June 30, September 30 and December 31, 2016 as previously agreed upon by the parties.

2.	On July 7, 2016, the Company entered into an addendum #4 to commitment letter with Mr. Hanson in connection with a commitment letter entered into by the parties on July 30, 2014 (as subsequently amended). Pursuant to that addendum, which is effective as of June 30, 2016, the parties extended the payment date of the interest-only payments that were or will be due and payable on June 30, September 30 and December 31, 2016 to January 31, 2017.

3.	On July 13, 2016, Cachet Financial Solutions Inc., the Company’s subsidiary (the “Subsidiary”), entered into an addendum #1 to demand promissory note with Mr. Hanson in connection with a demand promissory note issued by the Subsidiary to Mr. Hanson on December 22, 2015. Pursuant to that addendum, which is effective as of June 30, 2016, the parties extended the maturity date under the demand promissory note from June 30, 2016 to January 31, 2017.

4.	On July 13, 2016, the Company issued to James L. Davis, a director of the Company, a convertible promissory note in the principal amount of $360,000 and a warrant to purchase up to 300,000 shares of the Company’s common stock, subject to adjustments, in exchange for an aggregate purchase price of $300,000, payable by Mr. Davis within three business after the issuance of the note. The warrant has an exercise price of $0.40 per share, subject to adjustments, and is exercisable for a five year period. The note does not bear any interest, other than during an event of default (in which case default interest at a rate of 24% per annum is applicable). The note is due and payable six months after July 13, 2016, the date of the note. In addition to the Company providing three days advance written notice to an investor prior to repayment, under the terms of the note upon repayment of the note (including on the maturity date) the Company is obligated to pay a 20% premium on the principal amount and any accrued default interest then due on the note, which in the aggregate is equal to 120% of the principal amount and any accrued default interest then due on the note. The holder cannot convert the note during such three day advance notice period prior to repayment unless an event of default has occurred under the note and at least six months and three days have elapsed since the issuance date of the note. Under the terms of the note, among other events, an event of default will occur if the Company fails to repay the note in its entirety at 120% of the principal amount and any then accrued default interest with the proceeds received from the Company’s next underwritten offering of $5,000,000 or more that is completed on or after July [13], 2016. If an event of default occurs under the note and to the extent the Company has a three calendar day cure period for such event of default under the note, the Company fails to cure such default within three days, at the holder’s election, the note shall accelerate and become immediately due and payable in full in cash at the mandatory default amount, which is equal to 120% multiplied by the total amount outstanding under the note, and thereafter interest on the note shall accrue at the lesser of 24% per annum and the maximum rate permitted under applicable law. If an event of default occurs under the note, the holder may elect to convert the note into shares of common stock at any time following six months and three days after July [13], 2016, the issuance date of the note, and the conversion price per share is equal to 60% of the lowest volume weighted average price of the Company’s common stock during the 21 consecutive trading days immediately preceding the conversion date. The convertible note and the warrant were issued to Mr. Davis in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

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5.	On July 14, 2016, the Company issued to Mr. Hanson a convertible promissory note in the principal amount of $240,000 and a warrant to purchase up to 200,000 shares of the Company’s common stock, subject to adjustments, in exchange for an aggregate purchase price of $200,000, payable by Mr. Hanson within three business after the issuance of the note. The warrant has an exercise price of $0.40 per share, subject to adjustments, and is exercisable for a five year period. The note does not bear any interest, other than during an event of default (in which case default interest at a rate of 24% per annum is applicable). The note is due and payable six months after July 14, 2016, the date of the note. In addition to the Company providing three days advance written notice to an investor prior to repayment, under the terms of the note upon repayment of the note (including on the maturity date) the Company is obligated to pay a 20% premium on the principal amount and any accrued default interest then due on the note, which in the aggregate is equal to 120% of the principal amount and any accrued default interest then due on the note. The holder cannot convert the note during such three day advance notice period prior to repayment unless an event of default has occurred under the note and at least six months and three days have elapsed since the issuance date of the note. Under the terms of the note, among other events, an event of default will occur if the Company fails to repay the note in its entirety at 120% of the principal amount and any then accrued default interest with the proceeds received from the Company’s next underwritten offering of $5,000,000 or more that is completed on or after July 14, 2016. If an event of default occurs under the note and to the extent the Company has a three calendar day cure period for such event of default under the note, the Company fails to cure such default within three days, at the holder’s election, the note shall accelerate and become immediately due and payable in full in cash at the mandatory default amount, which is equal to 120% multiplied by the total amount outstanding under the note, and thereafter interest on the note shall accrue at the lesser of 24% per annum and the maximum rate permitted under applicable law. If an event of default occurs under the note, the holder may elect to convert the note into shares of common stock at any time following six months and three days after July 14, 2016, the issuance date of the note, and the conversion price per share is equal to 60% of the lowest volume weighted average price of the Company’s common stock during the 21 consecutive trading days immediately preceding the conversion date. The convertible note and the warrant were issued to Mr. Hanson in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in paragraphs 4 and 5 of Item 1.01 above is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in paragraphs 4 and 5 of Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Letter Agreement #3 Amending Revolving Line of Credit Note, dated June 30, 2016, by and between the Company and Michael J. Hanson

10.2	Addendum #4 to Commitment Letter, dated June 30, 2016, by and between the Company and Michael J. Hanson

10.3	Addendum #1 to Demand Promissory Note, dated June 30, 2016, by and between Cachet Financial Solutions Inc. and Michael J. Hanson

10.4	Convertible Promissory Note, dated July 13, 2016, issued by the Company to James L. Davis

10.5	Convertible Promissory Note, dated July 14, 2016, issued by the Company to Michael J. Hanson

10.6	Warrant, dated July 13, 2016, issued by the Company to James L. Davis

10.7	Warrant, dated July 14, 2016, issued by the Company to Michael J. Hanson

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 15, 2016

CACHET FINANCIAL SOLUTIONS, INC.

By:	/s/ Bryan Meier
Bryan Meier
Chief Financial Officer

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